EXHIBIT 99.2
                                  ------------

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Financial Officer of Troy Financial Corporation (the "Company") hereby certifies that to his knowledge on the date hereof:

(c) the Form 10-Q of the Company for the three month period ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d) information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

                              /s/ David J. DeLuca
                              -------------------
                               David J. DeLuca
                               Senior Vice President and Chief Financial Officer February 14, 2003


                                       23